SUPPLEMENT DATED NOVEMBER 5, 2010 TO

THE HARTFORD INCOME FUND

PROSPECTUS AND SUMMARY PROSPECTUS

EACH DATED MARCH 1, 2010, AS LAST AMENDED SEPTEMBER 23, 2010 (PROSPECTUS)

AND SEPTEMBER 10, 2010 (SUMMARY PROSPECTUS)

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. (the “Board”) on November 4, 2010, the Board approved a change to the name of The Hartford Income Fund (the “Fund”).  Effective December 10, 2010, the name of the Fund will be changed to “The Hartford Corporate Opportunities Fund”. In connection with this change, the Board also approved changes to the Fund’s principal investment strategy.  In addition, changes are being made with respect to the portfolio management of the Fund.  Ira Edelblum and Jim Serhant will be joining Michael Gray on the portfolio management team; William Davison and Chris Zeppieri will no longer be part of the portfolio management team. Accordingly, effective December 10, 2010, the above referenced Prospectus and Summary Prospectus are revised as follows:

1.           On the front cover of the Prospectus and the Summary Prospectus, the Fund’s name is changed to The Hartford Corporate Opportunities Fund and conforming changes are made throughout the Prospectus and the Summary Prospectus.

2.           Under the heading “PRINCIPAL INVESTMENT STRATEGY” in the Summary Prospectus and the heading “SUMMARY SECTION — PRINCIPAL INVESTMENT STRATEGY” in the Prospectus, the disclosure is deleted in its entirety and replaced with the following:

PRINCIPAL INVESTMENT STRATEGY.  The Fund seeks its goal by investing primarily in a diversified portfolio consisting predominantly of corporate debt securities (including bank loans) that the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), finds to be attractive giving consideration to both yield and total return.  The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in corporate debt instruments; this policy may be changed at any time by a vote of the Fund’s Board of Directors, with at least 60 days prior written notice to shareholders.  Corporate debt instruments in which the Fund may invest include, but are not limited to, debt securities of corporate and other non-governmental issuers, including dollar-denominated debt securities issued by foreign companies, as well as Bank Loans, convertible debt securities and repurchase agreements for those debt securities.  The Fund invests, under normal circumstances, at least 65% of its total assets in securities rated “BBB” quality or better (by one or more NRSROs or, if unrated by an NRSRO, by the Fund’s sub-adviser) and may invest up to 35% of its total assets in non-investment grade debt securities.  The Fund invests at least 65% of its total assets in debt securities with a maturity of at least one year.  The Fund may invest up to 35% of its total assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities (collectively, “Bank Loans”).  The Fund may invest up to 30% of its total assets in securities of foreign issuers and non-dollar securities (including investments in Bank Loans of foreign issuers) and 10% of its total assets in issues purchased as defaulted securities.  The Fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and warrants (including securities carrying warrants) to purchase equity securities or debt securities or loans.  The Fund may also utilize derivatives to manage portfolio risk or for other investment purposes and may trade securities actively.  While the Fund not may make direct purchases of common stock, from time to time the Fund may hold positions in common stock as a result of certain events, such as, among other things, the exercise of conversion rights or warrants, as well as restructurings or bankruptcy plans of reorganization with respect to an issuer’s securities held by the Fund.

3.           Under the heading “MAIN RISKS” in the Summary Prospectus and the headings “SUMMARY SECTION — MAIN RISKS” and “ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES — MAIN RISKS” in the Prospectus, “Mortgage-Backed and Asset-Backed Securities Risk” is deleted.  In addition, the following risk is added:

Bank Loans Risk - Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults.  Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment.

Many loans are relatively illiquid and may be difficult to value.  This will also have an adverse impact on the fund’s ability to dispose of particular bank loans or loan participations when necessary to meet redemption requests, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

4.           Under the heading “MANAGEMENT” in the Summary Prospectus and the heading “SUMMARY SECTION — MANAGEMENT” in the Prospectus, the disclosure about the portfolio managers is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Involved with Fund Since
Ira Edelblum	Senior Vice President	2010

Michael Gray, CFA	Managing Director	2008

James Serhant, CFA	Senior Vice President	2010

5.           Under the heading “ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES — PRINCIPAL INVESTMENT STRATEGY” in the Prospectus, the disclosure is deleted in its entirety and replaced with the following:

PRINCIPAL INVESTMENT STRATEGY.  The Fund seeks its goal by investing primarily in a diversified portfolio consisting predominantly of corporate debt securities (including bank loans) that the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), finds to be attractive giving consideration to both yield and total return.  The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in corporate debt instruments; this policy may be changed at any time by a vote of the Fund’s Board of Directors, with at least 60 days prior written notice to shareholders.  Corporate debt instruments in which the Fund may invest include, but are not limited to, debt securities of corporate and other non-governmental issuers, including dollar-denominated debt securities issued by foreign companies, as well as Bank Loans, convertible debt securities and repurchase agreements for those debt securities.  The Fund invests, under normal circumstances, at least 65% of its total assets in securities rated “BBB” quality or better (by one or more NRSROs or, if unrated by an NRSRO, by the Fund’s sub-adviser) and may invest up to 35% of its total assets in non-investment grade debt securities.  The Fund invests at least 65% of its total assets in debt securities with a maturity of at least one year.  The Fund may invest up to 35% of its total assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities (collectively, “Bank Loans”).  The Fund may invest up to 30% of its total assets in securities of foreign issuers and non-dollar securities (including investments in Bank Loans of foreign issuers) and 10% of its total assets in issues purchased as defaulted securities.  The Fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and warrants (including securities carrying warrants) to purchase equity securities or debt securities or loans.  The Fund may also utilize derivatives to manage portfolio risk or for other investment purposes and may trade securities actively.  While the Fund not may make direct purchases of common stock, from time to time the Fund may hold positions in common stock as a result of certain events, such as, among other things, the exercise of conversion rights or warrants, as well as restructurings or bankruptcy plans of reorganization with respect to an issuer’s securities held by the Fund.

“Investment grade” quality means securities that are rated at the time of purchase within the four highest categories assigned by Moody’s Investor Services, Inc. (“Aaa”, “Aa”, “A” or “Baa”) or Standard & Poor’s (“AAA”, “AA”, “A” or “BBB”) or Fitch,Inc. (“AAA”, “AA”, “A” or “BBB”) or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories.  The Fund normally will maintain an average credit quality that is equivalent to at least “Baa3” by Moody’s.

Bonds in which the Fund invests may include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; and (5) commercial mortgage-backed securities.

Although the Fund does not have a maximum maturity term restriction, the Fund tends to have a dollar-weighted average maturity of approximately 3-30 years.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy.  The investment team then selects individual securities to buy or sell which, from a yield perspective, appear either attractive or unattractive.  For individual securities, Hartford Investment Management assesses such factors as a company’s business environment, balance sheet, income statement, anticipated earnings, management team, and security structure.

6.           Under the heading “ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES — Additional Risks and Investment Information” in the Prospectus, “Bank Loans Risk is deleted.”  In addition, the following disclosure is added:

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of the Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

7.           Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER(S) - Portfolio Managers” in the Prospectus, the disclosure is deleted in its entirety and replaced with the following:

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Ira Edelblum, Senior Vice President of Hartford Investment Management, has served as a portfolio manager of the fund since December 2010.  Prior to joining the firm in 2009, Mr. Edelblum was a Senior Managing Director and Senior Portfolio Manager at Bear Stearns Asset Management, where he was a member of the firm’s Portfolio Management Team and Investment Strategy Committee, with primary responsibility for Investment Grade Credit.  Prior to that, Mr. Edelblum was a Managing Director and Senior Portfolio Manager at Times Square Asset Management.  Mr. Edelblum began his career at BEA Associates (Credit Suisse Asset Management).

Michael Gray, CFA, Managing Director of Hartford Investment Management, has been involved in portfolio management of the fund since July 2008. Mr. Gray joined Hartford Investment Management in 2006. Previously, Mr. Gray was managing director and global head of credit research at Credit Suisse Asset Management. Prior to Credit Suisse, Mr. Gray served in similar capacities at Deutsche Asset Management and UBS Warburg.

James Serhant, CFA, Senior Vice President of Hartford Investment Management, has served as a portfolio manager of the Fund since December 2010. Mr. Serhant joined Hartford Investment Management in 2005, and also serves as a Senior Credit Research Analyst responsible for the credit research analysis of leveraged credit issuers.  Prior to joining the firm, he was a vice president and senior research analyst at Delaware Investments (2001-2005). From 1997-2000, he was vice president and senior fixed income research analyst at JP Morgan Securities, Inc.

8.           In connection with the Fund’s change in investment strategy, the Fund’s benchmark is changed from the Barclays Capital U.S. Aggregate Bond Index to the Barclays Capital U.S. Corporate Index.  Hartford Investment Financial Services, LLC, the Fund’s investment manager, believes that the Barclays Capital U.S. Corporate Index better reflects the Fund’s revised investment strategy.  Barclays Capital U.S. Corporate Index is a broad-based benchmark that measures the investment grade, fixed-rate, taxable, corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. Securities in the index roll up to the U.S. Credit and U.S. Aggregate Indices.

This Supplement should be retained with your Prospectus for future reference.

November 2010

SUPPLEMENT DATED NOVEMBER 5, 2010 TO

THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND

PROSPECTUS AND SUMMARY PROSPECTUS

EACH DATED MARCH 1, 2010, AS LAST AMENDED SEPTEMBER 23, 2010 (PROSPECTUS)

AND SEPTEMBER 10, 2010 (SUMMARY PROSPECTUS)

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. (the “Board”) on November 4, 2010, the Board approved a change to the name of The Hartford High Yield Municipal Bond Fund (the “Fund”).  Effective December 10, 2010, the name of the Fund will be changed to “The Hartford Municipal Opportunities Fund”.  The Fund’s fundamental policy of investing at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax will not change.  In addition, the Fund’s ability to invest up to 100% of the Fund’s securities in non-investment grade municipal securities will not change.  Accordingly, effective December 10, 2010, the above referenced Prospectus and Summary Prospectus are revised as follows:

1.           On the front cover of the Prospectus and the Summary Prospectus, the Fund’s name is changed to The Hartford Municipal Opportunities Fund and conforming changes are made throughout the Prospectus and the Summary Prospectus.

2.           Under the heading “ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES” in the Prospectus, the sub-section entitled “Investment Policies” is revised to delete the reference to the “High Yield” portion of the Fund’s name.  Accordingly, such sub-section is deleted in its entirety and replaced with the following:

Investment Policies

The Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.  The Fund’s policy to invest at least 80% of its assets in such a manner is a “fundamental” one, which means that it may not be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act.

This Supplement should be retained with your Prospectus for future reference.

November 2010

SUPPLEMENT DATED NOVEMBER 5, 2010 TO

THE HARTFORD SHORT DURATION FUND

PROSPECTUS AND SUMMARY PROSPECTUS

EACH DATED MARCH 1, 2010, AS LAST AMENDED SEPTEMBER 23, 2010 (PROSPECTUS)

AND SEPTEMBER 10, 2010 (SUMMARY PROSPECTUS)

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. (the “Board”) on November 4, 2010, the Board approved changes to the principal investment strategy of The Hartford Short Duration Fund (the “Fund”).  In addition, changes are being made with respect to the portfolio management of the Fund.  Michael Bacevich and Bradley Dyslin will be joining Robert Crusha on the portfolio management team; Brian Dirgins will no longer be part of the portfolio management team.  Accordingly, effective December 10, 2010, the above referenced Prospectus and Summary Prospectus are revised as follows:

1.           Under the heading “PRINCIPAL INVESTMENT STRATEGY” in the Summary Prospectus and the heading “SUMMARY SECTION — PRINCIPAL INVESTMENT STRATEGY” in the Prospectus, the disclosure is deleted in its entirety and replaced with the following:

PRINCIPAL INVESTMENT STRATEGY.  The Fund seeks its goal by investing in securities that the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), considers to be attractive giving consideration to both yield and total return.  The Fund normally invests at least 65% of its total assets in “investment grade” securities.  The Fund may invest up to 35% of its total assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities (“Bank Loans”).  The Fund has an investment policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, under normal circumstances, in fixed income securities, including Bank Loans; this policy may be changed by the Board without shareholder approval.  In order to manage the Fund’s interest rate risk, the Fund will utilize interest rate swaps.  The extent to which the Fund will utilize interest rate swaps depends on Hartford Investment Management’s view of the interest rate environment and general market conditions.  Generally, if Hartford Investment Management expects interest rates to rise, the Fund will buy interest rate swaps to hedge the portion of its assets invested in fixed rate corporate bonds.  A significant portion of the Fund’s assets could be exposed to the effects of and the risks associated with the Fund’s investments in interest rate swaps.  The Fund may invest up to 25% of its total assets in securities of foreign issuers, and may trade securities actively.  The Fund may invest up to 5% of its total assets in dollar-denominated investment grade securities of issuers located in countries with emerging economies or securities markets.

2.           Under the heading “MAIN RISKS” in the Summary Prospectus and the headings “SUMMARY SECTION — MAIN RISKS” and “ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES — MAIN RISKS” in the Prospectus, the following risks are added:

Bank Loans Risk - Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults.  Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment.

Many loans are relatively illiquid and may be difficult to value.  This will also have an adverse impact on the fund’s ability to dispose of particular bank loans or loan participations when necessary to meet redemption requests, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Derivatives Risk — Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser’s judgment with respect to a number of factors. The fund’s performance could be worse than if it had not used these instruments if the sub-adviser’s judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser’s judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

3.           Under the heading “MAIN RISKS” in the Summary Prospectus and the headings “SUMMARY SECTION — MAIN RISKS” and “ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES — MAIN RISKS” in the Prospectus, “Credit Risk” is deleted in its entirety and replaced with the following:

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loans and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.  Funds that invest mainly in Investments Rated Below-Investment-Grade (also referred to as “junk bonds”) are subject to heightened credit risk, which may make the fund more sensitive to adverse issuer, political, regulatory, market or economic shifts in the U.S. and abroad.  The default rate for below-investment-grade securities is likely to be higher during economic recessions or periods of high interest rates.

4.           Under the heading “MANAGEMENT” in the Summary Prospectus and the heading “SUMMARY SECTION — MANAGEMENT” in the Prospectus, the disclosure about the portfolio managers is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Involved with Fund Since
Robert Crusha, CFA	Senior Vice President	2002

Michael Bacevich	Managing Director	2010

Bradley Dyslin	Senior Vice President	2010

5.           Under the heading “ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES — PRINCIPAL INVESTMENT STRATEGY” in the Prospectus, the disclosure is deleted in its entirety and replaced with the following:

PRINCIPAL INVESTMENT STRATEGY.  The Fund seeks its goal by investing in securities that the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), considers to be attractive giving consideration to both yield and total return.  The Fund normally invests at least 65% of its total assets in “investment grade” securities.  The Fund may invest up to 35% of its total assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities (“Bank Loans”).  The Fund has an investment policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, under normal circumstances, in fixed income securities, including Bank Loans; this policy may be changed by the Board without shareholder approval.  In order to manage the Fund’s interest rate risk, the Fund will utilize interest rate swaps.  The extent to which the Fund will utilize interest rate swaps depends on Hartford Investment Management’s view of the interest rate environment and general market conditions.  Generally, if Hartford Investment Management expects interest rates to rise, the Fund will buy interest rate swaps to hedge the portion of its assets invested in fixed rate corporate bonds.  A significant portion of the Fund’s assets could be exposed to the effects of and the risks associated with the Fund’s investments in interest rate swaps.  The Fund may invest up to 25% of its total assets in securities of foreign issuers, and may trade securities actively.  The Fund may invest up to 5% of its total assets in dollar-denominated investment grade securities of issuers located in countries with emerging economies or securities markets.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy.  Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive.  For individual securities, Hartford Investment Management assesses such factors as a company’s business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.

Bonds in which the Fund invests include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; and (5) commercial mortgage-backed securities.

“Investment grade” quality means securities that are rated at the time of purchase within the four highest categories assigned by Moody’s Investor Services, Inc. (“Aaa”, “Aa”, “A” or “Baa”) or Standard & Poor’s (“AAA”, “AA”, “A” or “BBB”) or Fitch, Inc. (“AAA”, “AA”, “A” or “BBB”) or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories.  The Fund normally will maintain an average credit quality that is equivalent to at least “Baa3” by Moody’s and a dollar weighted average duration of less than 3 years.  Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates.  The measure incorporates a bond’s yield, coupon and final maturity.  The longer a security’s duration, the more sensitive it will generally be to changes in interest rates.  Similarly, a fund with a longer average duration will generally be more sensitive to changes in interest rates than a fund with a shorter average duration.  For example, a U.S. Treasury security with a duration of 2 years can be expected to change in price by approximately 2% for every 100 basis point change in the yield of the security.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time.  The Fund usually enters into swaps on a net basis.  The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of designated liquid assets having an aggregate net asset value at least equal to the accrued excess.  If the Fund enters into a swap on other than a net basis, the Fund will designate the full amount of the Fund’s obligations under each such swap.   If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

6.           Under the heading “ADDITIONAL INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES — Additional Risks and Investment Information” in the Prospectus, “Bank Loans Risk” is deleted.

7.           Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER(S) — Portfolio Managers” in the Prospectus, the disclosure is deleted in its entirety and replaced with the following:

Portfolio Managers.  The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Robert Crusha, CFA, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 15, 2004. Mr. Crusha served as assistant portfolio manager of the fund since its inception on October 31, 2002. Mr. Crusha has been an investment professional involved in trading and portfolio management since 1995.

Michael Bacevich, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since December 10, 2010. Mr. Bacevich joined Hartford Investment Management in 2004. Previously Mr. Bacevich was the head of the Leveraged Loan Team at CIGNA Investments, Inc. from 2000 until joining Hartford Investment Management.

Bradley Dyslin, CFA, Brad is a Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since December 10, 2010.  Mr. Dyslin joined Hartford Investment Management in 2006. Previously Mr. Dyslin was a Director of U.S. Credit Research at Deutsche Asset Management, where he had credit research responsibilities focusing on the technology and telecommunication sectors in support of the global investment platform as well as portfolio management responsibilities.  Prior to Deutsche Asset Management, he worked in the Fixed Income Research group at Principal Capital Management.

This Supplement should be retained with your Prospectus for future reference.

November 2010

SUPPLEMENT

DATED NOVEMBER 5, 2010 TO THE

COMBINED STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2010, AS AMENDED AND RESTATED MAY 28, 2010
AND LAST AMENDED OCTOBER 22, 2010

FOR THE HARTFORD MUTUAL FUNDS (THE “SAI”)

A.            At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. (the “Board”), on November 4, 2010, the Board approved changes to The Hartford High Yield Municipal Bond Fund, The Hartford Income Fund and The Hartford Short Duration Fund, effective as of December 10, 2010.   Accordingly, the above-referenced SAI is revised as noted herein.

1)     The Board approved name changes for The Hartford High Yield Municipal Bond Fund and The Hartford Income Fund.  Accordingly:

(a)          All references to “The Hartford High Yield Municipal Bond Fund” are replaced with “The Hartford Municipal Opportunities Fund”.

(b)         All references to “The Hartford Income Fund” are replaced with “The Hartford Corporate Opportunities Fund”.

2)     The Board approved changes to the principal investment strategies of The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund) and The Hartford Short Duration Fund.  In particular, The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund) and The Hartford Short Duration Fund may each invest up to 35% of its total assets in Bank Loan Investments, including floating rate loans.

(a)          Accordingly, in the Section “Investment Objectives and Policies”, under “Bank Loans and Loan Participations” in the subsection “Miscellaneous Investment Strategies and Risks,” the first paragraph is deleted and replaced with the following:

Floating Rate Fund, Global All-Asset Fund, Global Real Asset Fund and Strategic Income Fund may invest up to 100% of their total assets, Floating Rate Fund will, under normal circumstances, invest at least 80% of its total assets and High Yield Fund, Inflation Plus Fund, and Total Return Bond Fund may invest up to 15% of their total assets in bank loans or participation interests in variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities.  Corporate Opportunities Fund and Short Duration Fund may invest up to 35% of their total assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities.  From time to time, all other Funds may invest in bank loans or participation interests in variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities, but not as part of their principal investment strategy.  Bank loans may be denominated in currencies other than U.S. dollars.  Loans are subject to the credit risk of nonpayment of principal or interest.  Substantial increases in interest rates may cause an increase in loan defaults.  Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment.  Moreover, these Funds may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans.  Holders’ claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt.  Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions.  And, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans.  Many loans are relatively illiquid and may be difficult to value.

(b)         Accordingly, in the Section “Investment Objectives and Policies”, under “Floating Rate Loans” in the subsection “Miscellaneous Investment Strategies and Risks,” the section is deleted in its entirety and replaced with the following:

FLOATING RATE LOANS Floating Rate Fund, Global All-Asset Fund, Global Real Asset Fund, High Yield Fund, Corporate Opportunities Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond Fund and Short Duration Fund may invest in interests in floating rate loans. Senior floating rate loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. These Funds may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans. The proceeds of floating rate loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Floating Rate Fund, Global All-Asset Fund, Global Real Asset Fund, High Yield Fund, Corporate Opportunities Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond Fund, and Short Duration Fund may also invest in companies whose financial condition is uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. Floating rate loans typically have rates of interest which are reset or redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a spread. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan. Some floating rate loans may have the benefit of a LIBOR floor which could be advantageous as the borrower is required to pay interest at a rate that is the higher of (1) LIBOR plus the contract spread; or (2) a fixed rate plus the contract spread. These loans are in demand and are generally more liquid than non-LIBOR floor loans.

Many loans in which Floating Rate Fund, Global All-Asset Fund, Global Real Asset Fund, High Yield Fund, Corporate Opportunities Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond Fund, and Short Durationa Fund may invest may not be rated by a rating agency, and many, if not all, loans will not be registered with the Securities and Exchange Commission (“SEC”) or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to loans will generally be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, Hartford Investment Management considers, and may rely in part, on analyses performed by others. In the event that loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities that are rated below-investment-grade and comparable unrated bonds are viewed by the rating agencies as having speculative characteristics and are commonly known as “junk bonds”. Historically, senior-secured floating rate loans tend to have more favorable loss recovery rates than more junior types of below-investment-grade debt obligations. Hartford Investment Management does not view ratings as the primary factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. The floating rate loans are rated below-investment-grade, which means that rating agencies view them as more likely to default in payment than investment-grade loans. Such non-payment would result in a reduction of income to Floating Rate Fund, Global All-Asset Fund, Global Real Asset Fund, High Yield Fund, Corporate Opportunities Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond Fund or Short Duration Fund, a reduction in the value of the investment and a potential decrease in the net asset value of any of these Funds. With respect to senior-secured floating rate loans, there can be no assurance that the liquidation of any collateral securing a loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, Floating Rate Fund, Global All-Asset Fund, Global Real Asset Fund, High Yield Fund, Corporate Opportunities Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond Fund, and Short Duration Fun could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a floating rate loan. To the extent that a floating rate loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a Borrower. Some floating rate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such floating rate loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating such floating rate loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect Floating Rate Fund, Global All-Asset Fund, Global Real Asset Fund, High Yield Fund, Corporate Opportunities Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond, or Short Duration Fund’s performance.

When Floating Rate Fund, Global All-Asset Fund, Global Real Asset Fund, High Yield Fund, Corporate Opportunities Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond Fund, and Short Duration Fund invest in loans and securities, each of these Funds is subject to interest rate risk. When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although each of Floating Rate Fund, Global All-Asset Fund, Global Real Asset Fund, High Yield Fund, Corporate Opportunities Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond Fund, and Short Duration Fund’s net asset value will vary, HIMCO expects the Fund’s policy of acquiring floating rate loans to minimize fluctuations in net asset value as a result of changes in market interest rates. However, because rates on floating rate loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuation in such Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in Floating Rate Fund, Global All-Asset Fund, Global Real Asset Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond Fund, and Short Duration Fund’s net asset value.

Although the volume of floating rate loans has increased in recent years, demand for loans has also grown. An increase in demand may benefit Floating Rate Fund, Global All-Asset Fund, Global Real Asset Fund, High Yield Fund, Corporate Opportunities Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond Fun, and Short Duration Fund by providing increased liquidity for loans but may also adversely affect the rate of interest payable on loans acquired by these Funds and the availability of loans acquired in the primary market, as well as increase the price of loans in the secondary market.

Prepayment Risks. Most floating rate loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to fixed-rate investments, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the investment and making the investment more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Loans or debt securities purchased to replace a prepaid loan or debt security may have lower yields than the yield on the prepaid loan or debt security.

Market Risks. Significant events, such as turmoil in the financial and credit markets, terrorist events, and other market disruption events, such as weather or infrastructure disruptions that affect the markets generally, can affect the liquidity of Floating Rate Fund, Global All-Asset Fund, Global Real Asset Fund, High Yield Fund, Corporate Opportunities Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond Fund, and Short Duration Fund and cause spreads to widen or interest rates to rise, resulting in a reduction in value of a Fund’s assets. Other economic factors (such as a large downward movement in stock prices, a disparity in supply of and demand for certain loans and securities or market conditions that reduce liquidity) can also adversely affect the markets for debt obligations. Rating downgrades of holdings or their issuers will generally reduce the value of such holdings. Each of Floating Rate Fund, Global All-Asset Fund, Global Real Asset Fund, High Yield Fund, Corporate Opportunities Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond Fund, and Short Duration Fund is also subject to income risk, which is the potential for a decline in a Fund’s income due to falling interest rates or market reductions in spread.

Terrorist attacks and related events, including wars in Iraq and Afghanistan and their aftermath, and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets, such as the problems in the subprime market, could affect interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares. In particular, junk bonds and floating rate loans tend to be more volatile than higher-rated fixed income securities so that these events and any actions resulting from them may have a greater effect on the prices and volatility of junk bonds and floating rate loans than on higher-rated fixed income securities. Floating Rate Fund, Global All-Asset Fund, Global Real Asset Fund, High Yield Fund, Corporate Opportunities Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond Fund, and Short Duration Fund cannot predict the effects of similar events in the future on the U.S. economy.

Material Non-Public Information. Floating Rate Fund, Global All-Asset Fund, Global Real Asset Fund, High Yield Fund, Corporate Opportunities Fund, Inflation Plus Fund,

Strategic Income Fund, Total Return Bond Fund, and Short Duration Fund may be in possession of material non-public information about a Borrower or issuer as a result of its ownership of a loan or security of such Borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, Floating Rate Fund, Global All-Asset Fund, Global Real Asset Fund, High Yield Fund, Corporate Opportunities Fund Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond Fund, and Short Duration Fund may be unable to enter into a transaction in a loan or security of such a Borrower or issuer when it would otherwise be advantageous to do so.

Regulatory Risk. To the extent that legislation or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of floating rate loans for investment may be adversely affected. In addition, such legislation could depress the market value of floating rate loans.

3)     The benchmark for the Hartford Corporate Opportunities Fund’s benchmark is being changed to the Barclays Capital US Corporate Index. Accordingly, under the section “Portfolio Managers”, the sub-section “Compensation of Hartford Investment Management Portfolio Managers,” the reference to the “Income Fund” and “Barclays Capital Aggregate Bond Index” are deleted and replaced with the following:

FUND	BENCHMARK
Corporate Opportunities Fund	Barclays Capital US Corporate Index

4)     The Board has also approved revisions to the sub-advisory fee schedule for The Hartford MidCap Value Fund effective October 1, 2010.  Accordingly, in the section “Investment Management Arrangements”, in the sub-section “Sub-Advisory/Investment Services Fees”, the table for the MidCap Value Fund is replaced with the following

MidCap Value Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $50 million	0.4000%
Next $100 million	0.3000%
Next $350 million	0.2500%
Amount Over $500 million	0.2333%

B.            The following changes to the portfolio management teams of The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund) and The Hartford Short Duration Fund are effective as of December 10, 2010:

1)     With respect to The Hartford Corporate Opportunities Fund, Ira Edelblum and James Serhant will be joining Michael Gray on the portfolio management team; William Davison and Christopher Zeppieri will no longer be part of the portfolio management team.  Accordingly, all references to William Davison and Christopher Zeppieri with respect to The Hartford Corporate Opportunities Fund are hereby deleted.

2)     With respect to The Hartford Short Duration Fund, Michael Bacevich and Bradley Dyslin will be joining Robert Crusha on the portfolio management team; Brian Dirgins will no longer be part of the portfolio management team.  Accordingly, all references to Brian Dirgins with respect to The Hartford Short Duration Fund are hereby deleted.

3)     In the section “Portfolio Managers”, with respect to changes to the portfolio managers for The Hartford Corporate Opportunities Fund and The Hartford Short Duration Fund, which are effective as of December 10, 2010, the table labeled “Other Accounts Sub-Advised By Hartford Investment Management Portfolio Managers” is hereby replaced as follows:

The following table lists the number and types of other accounts sub-advised by Hartford Investment Management managers and assets under management in those accounts as of September 30, 2010:

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS		ASSETS MANAGED (in millions)	POOLED ACCOUNTS	ASSETS MANAGED (in millions)	OTHER ACCOUNTS	ASSETS MANAGED (in millions)
Michael Bacevich	0	(1)	$0	0	$0	2	$7,213.5

Christopher Bade	0	(2)	$0	0	$0	2	$12.5

Paul Bukowski	1	(3)	$149.4	0	$0	3	$18.7

Ed Caputo	0	(4)	$0	0	$0	4	$118.5

Robert Crusha	1	(5)	$2,751.9	6	$2,016.1	19	$2,428.9

Kurt Cubbage	1		$149.4	0	$0	2	$8.3

Joseph Darcy	0	(6)	$0	0	$0	2	$12.5

Bradley Dyslin	0		$0	0	$0	3	$453.7

Ira Edelblum	0		$0	0	$0	3	$453.7

Carlos Feged	1		$770.9	0		$0	$0

Michael Gray	0	(7)	$0	0	$0	4	$499.0

Jan Grindrod	0		$0	0	$0	0	$0

John Hendricks	1		$1,369.5	1	$33.6	2	$516.4

Ray Humphrey	1		$1,369.5	1	$33.6	2	$516.4

James Ong	0		$0	0	$0	0	$0

Mark Niland	0		$0	0	$0	2	$1,558.9

Frank Ossino	0		$0	0	$0	0	$0

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS		ASSETS MANAGED (in millions)	POOLED ACCOUNTS	ASSETS MANAGED (in millions)	OTHER ACCOUNTS	ASSETS MANAGED (in millions)
Joseph Portera	1	(8)	$4,921.0	1	$144.8	9	$3,791.1

Russell Regenauer	1		$1,369.5	0	$0	0	$0

James Serhant	1		$770.9	1	$49.9	0	$0

Nasri Toutoungi	1	(9)	$4,921.0	1	$144.8	8	$3,745.9

Hugh Whelan	1	(10)	$149.4	0	$0	5	$128.9

Christopher J. Zeppieri	1	(11)	$4,921.0	1	$144.8	10	$3,840.3

Vernon Meyer (HIFSCO)	0		$0	0	$0	0	$0

(1) This portfolio manager manages more than one Hartford Fund (Floating Rate Fund and Strategic Income Fund). Assets under management in those Funds total $4,890 million and $437 million, respectively.

(2) This portfolio manager manages more than one Hartford Fund (Municipal Opportunities Fund and Tax-Free National Fund). Assets under management in those Funds total $456 million and $265 million, respectively.

(3) This portfolio manager manages more than one Hartford Fund (Global Enhanced Dividend Fund and Small/Mid Cap Equity Fund). Assets under management in those Funds total $8 million and $100 million, respectively

(4) This portfolio manager manages more than one Hartford Fund (Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund, Target Retirement 2050 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Equity Growth Allocation Fund). Assets under management in those Funds total $27 million, $18 million,  $80 million, $18 million, $75 million, $13 million, $13 million, $7 million $7 million, $256 million, $820 million, $673 million, and $227million, respectively.

(5) This portfolio manager manages more than one Hartford Fund (Money Market Fund and Short Duration Fund). Assets under management in those Funds total $710 million and $485 million, respectively.

(6) This portfolio manager manages more than one Hartford Fund (Municipal Opportunities Fund and Tax-Free National Fund). Assets under management in those Funds total $456 million and $265 million, respectively.

(7) This portfolio manager manages more than one Hartford Fund (Corporate Opportunities Fund and Strategic Income Fund).  Assets under management in those Funds total $319 million and $437 million, respectively.

(8) This portfolio manager manages more than one Hartford Fund (Strategic Income Fund and Total Return Bond Fund). Assets under management in those Funds total $437 million and $2,052 million, respectively.

(9) This portfolio manager manages more than one Hartford Fund (Strategic Income Fund and Total Return Bond Fund). Assets under management in those Funds total $437 million and $2,052 million, respectively.

(10) This portfolio manager manages more than one Hartford Fund (Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund, Target Retirement 2050 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Equity Growth Allocation Fund, Small/Mid Cap Equity Fund, and Global Enhanced Dividend Fund). Assets under management in those Funds total $27 million, $18 million,  $80 million, $18 million, $75 million, $13 million, $13 million, $7 million $7 million, $256 million, $820 million, $673 million, and $227 million, $100 million, $8 million, respectively.

(11) This portfolio manager manages more than one Hartford Fund (Corporate Opportunities Fund and Total Return Bond Fund). Assets under management in those Funds total $319 million and $2,052 million, respectively.

4)     In the section “Portfolio Managers”, with respect to changes to the portfolio managers for The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund) and The Hartford Short Duration Fund, which are effective as of December 10, 2010, the table labeled “Equity Securities Beneficially Owned by HIFSCO or Hartford Management Portfolio Managers,” is deleted and replaced with the following:

The dollar ranges of equity securities beneficially owned by HIFSCO or Hartford Investment Management portfolio managers in the Funds they sub-advise, as well as the funds of funds, are as follows for the fiscal year ended October 31, 2009:

PORTFOLIO MANAGER	FUND(S) SUB-ADVISED/MANAGED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Michael Bacevich	Floating Rate Fund Short Duration Fund Strategic Income Fund	$50,001-$100,000 None* $10,001-$50,000

Christopher Bade	Municipal Opportunities Fund Tax-Free National Fund	$10,001-$50,000 None

Paul Bukowski	Global Enhanced Dividend Fund Small/Mid Cap Equity Fund	None $1-$10,000

PORTFOLIO MANAGER	FUND(S) SUB-ADVISED/MANAGED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Edward C. Caputo

Equity Growth Allocation Fund

Growth Allocation Fund

Balanced Allocation Fund

Conservative Allocation Fund

Target Retirement 2010 Fund

Target Retirement 2015 Fund

Target Retirement 2020 Fund

Target Retirement 2025 Fund

Target Retirement 2030 Fund

Target Retirement 2035 Fund

Target Retirement 2040 Fund

Target Retirement 2045 Fund

Target Retirement 2050 Fund

None $1-$10,000 None None None None None None $1-$10,000 None None None None

Robert Crusha	Money Market Fund Short Duration Fund	None $10,001-$50,000

Kurt Cubbage	Small/Mid Cap Equity	None

Joseph Darcy	Municipal Opportunities Fund Tax-Free National Fund	None None

Bradley Dyslin	Short Duration Fund	None*

Ira Edelblum	Corporate Opportunities Fund	None*

Carlos Feged	High Yield Fund	None

Michael Gray	Corporate Opportunities Fund Strategic Income Fund	None $10,001-$50,000

Jan Grindrod	Money Market Fund	None**

John Hendricks	Inflation Plus Fund	$10,001-$50,000

Raymond Humphrey	Inflation Plus Fund	None***

Frank Ossino	Floating Rate Fund	$10,001-$50,000

Joseph Portera	Strategic Income Fund Total Return Bond Fund	None $50,001-$100,000

James Serhant	Corporate Opportunities Fund High Yield Fund	None* $10,000-$50,000

Nasri Toutoungi	Strategic Income Fund Total Return Bond Fund	$10,001-$50,000 $10,001-$50,000

PORTFOLIO MANAGER	FUND(S) SUB-ADVISED/MANAGED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Hugh Whelan

Global Enhanced Dividend Fund

Small/Mid Cap Equity Fund

Equity Growth Allocation Fund

Growth Allocation Fund

Balanced Allocation Fund

Conservative Allocation Fund

Target Retirement 2010 Fund

Target Retirement 2015 Fund

Target Retirement 2020 Fund

Target Retirement 2025 Fund

Target Retirement 2030 Fund

Target Retirement 2035 Fund

Target Retirement 2040 Fund

Target Retirement 2045 Fund

Target Retirement 2050 Fund

None None None None None None None None None None None None None None None

Christopher J. Zeppieri	Total Return Bond Fund	None

Vernon Meyer (HIFSCO)	Checks and Balances Fund	None

*	Information as of September 30, 2010.
**	Jan Grindrod began managing The Hartford Money Market Fund on November 1, 2010. Information as of September 30, 2010.
***	Information as of May 31, 2010.

This Supplement should be retained with your SAI for future reference.

November 2010